Supplement to Institutional Prospectus
HC Strategic Shares
Dated November 1, 2010 for
HC Capital Trust
The date of this Supplement is December 2, 2010
THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT FILED ON NOVEMBER 12, 2010
The Core Fixed Income Portfolio: The engagement of Mellon Capital Management Corporation (“Mellon Capital”) and Seix Investment Advisors LLC (“Seix”) as two additional investment advisory organizations (“Specialist Managers”) to manage portions of the assets of The Core Fixed Income Portfolio (the “Portfolio”) was approved by the Board of Trustees of the Trust on October 22, 2010, and by the shareholders of the Portfolio on November 30, 2010. Mellon Capital and Seix will begin providing investment management services for each of their allocated portions of the Portfolio as soon as practicable.
     1. The following replaces the “Annual Operating Expenses” table and example found on page 28 of the Prospectus:
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.22%
Other Expenses	0.09%
Total Annual Portfolio Operating Expenses	0.31%
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$32
3 Years	$100
5 Years	$174
10 Years	$393
     2. The following replaces the “Investment Subadviser” section, found on page 32 of the Prospectus:
Investment Subadviser
BlackRock Financial Management, Inc. (“BlackRock”), Mellon Capital Management Corporation (“Mellon Capital”) and Seix Investment Advisors LLC (“Seix”) are the Specialist Managers for the Portfolio.
Portfolio Manager:
BlackRock: Matthew Marra and Brian Weinstein have co-managed the Portfolio since June, 2008 and August 2010, respectively.
Mellon Capital: Mr. David C. Kwan and Ms. Lisa M. O’Connor have co-managed the Portfolio since December, 2010.
Seix: James F. Keegan and Adrien Webb, CFA have co-managed the Portfolio since December, 2010.
3.	The following supplements the “Specialist Manager” section of The Prospectus under “The Core Fixed Income Portfolio” beginning on page 62 of the Prospectus:
Supplement to Institutional Prospectus for HC Capital Trust

The Mellon Capital Investment Selection Process	Mellon Capital employs a disciplined approach which seeks to gain exposure to securities and sectors like those contained in the Barclays Capital US Government Index. It begins by identifying and isolating the major components and sectors and assessing the key characteristics of the index. After analyzing these factors, Mellon Capital Management then invests in securities designed to gain exposure to these different sectors, and that have characteristics that are similar to those which are found in the index. In this process, they also focus on relative value and issue specific risk in order to efficiently and cost effectively gain exposure to the government sector.

The Seix Investment Selection Process	In making investment decisions for the Portfolio, Seix focuses its management efforts on the “bottom up” principle of security selection along with “top-down” strategies for sector allocation and yield curve structure using rigorous fundamental research as well as a series of proprietary and third party tools to identify value. Seix is organized into teams of portfolio managers and credit analysts along sectors. With diversified portfolios of well-researched companies, value-added security structures and sector rotation, Seix seeks to provide an attractive risk-adjusted return versus the benchmark over a market cycle.
4.	The following replaces the “Mellon Capital Management Corporation” section in the “Specialist Manager Guide”, beginning on page 89 of the Prospectus:
Mellon Capital Management Corporation (“Mellon Capital”) serves as a Specialist Manager for The Core Fixed Income Portfolio and The U.S. Government Fixed Income Securities Portfolio. Mellon Capital, which was organized as a Delaware corporation in 1983, is headquartered at 50 Freemont Street, San Francisco, CA 94105. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”).
For its services to The Core Fixed Income Portfolio and The U.S. Government Fixed Income Securities Portfolio, Mellon Capital receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolios managed by it, at an annual rate of 0.12%.
Day-to-day investment decisions for the portions of The Core Fixed Income Portfolio and The U.S. Government Fixed Income Securities Portfolio allocated to Mellon Capital are the responsibility of David C. Kwan, CFA and Lisa M. O’Connor, CFA. Mr. Kwan is a Managing Director, Fixed Income Management of Mellon Capital with 20 years of investment experience at the firm. He earned both a B.S. and an M.B.A. at the University of California at Berkeley. Ms. O’Connor is also a Managing Director, Fixed Income, of Mellon Capital with 11 years of investment experience with the firm. She earned her M.B.A. from the University of California at Berkeley in 2002.
As of June 30, 2010, Mellon Capital had assets under management totaling approximately $170.6 billion, which includes overlay strategies.
The Core Fixed Income Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio: The following replaces the first paragraph under the “BlackRock Financial Management, Inc.” section in the “Specialist Manager Guide”, beginning on page 85 of the Prospectus:
BlackRock Financial Management, Inc. (“BlackRock”) serves as Specialist Manager for The Core Fixed Income Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Portfolio. BlackRock, which has managed fixed income assets since 1988 and is a registered investment adviser, is headquartered at 55 East 52nd Street, New York, NY, 10055. For its services to The Core Fixed Income Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, BlackRock is entitled to receive a fee of 0.175% of the average daily net assets of the first $200 million of the Combined Assets (as defined below) of that portion of the Portfolio allocated to BlackRock and 0.15% of those Combined Assets exceeding $200 million. For purposes of computing BlackRock’s fee for the two Portfolios, the term “Combined Assets” shall mean the consolidated total amount of the assets managed by BlackRock in each of The Core Fixed Income Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio. During the fiscal year ended June 30, 2010 BlackRock received a fee of 0.20% of the average daily net assets of that portion of The Core Fixed Income Portfolio allocated to BlackRock. As of June 30, 2010, BlackRock, together with its asset management affiliates, managed total assets of approximately $3.151 trillion.
The Core Fixed Income Portfolio and The U.S Corporate Fixed Income Securities Portfolio: The following replaces the “Seix Investment Advisors LLC” section in the “Specialist Manager Guide”, beginning on page 90 of the Prospectus:
Supplement to Institutional Prospectus for HC Capital Trust

Seix Investment Advisors LLC. (“Seix”), serves as the Specialist Manager of The Fixed Income Opportunity Portfolio, The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio. Seix, a wholly-owned subsidiary of RidgeWorth Capital Management, Inc. (“RidgeWorth”) began operating as a separate SEC registered investment adviser in March 2008. Its predecessor, Seix Investment Advisors, Inc. was founded in 1992 and was independently-owned until 2004 when the firm joined RidgeWorth as its high grade, high yield fixed income investment management division. RidgeWorth is a wholly-owned subsidiary of SunTrust Banks, Inc. Seix is headquartered at 10 Mountainview Road, Suite C-200, Upper Saddle River, NJ, 07458. As of June 30, 2010, Seix managed assets of $24.7 billion, of which approximately $6.8 billion represented assets of mutual funds.
For its services to The Fixed Income Opportunity Portfolio Seix receives a fee, based on the average daily net asset value of the assets of the Portfolio under its management at an annual rate of 0.50% for the first $100 million in such assets, and 0.40% for those assets in excess of $100 million. During the fiscal year ended June 30, 2010 Seix received a fee of 0.42% of the average daily net assets of that portion of the Portfolio allocated to Seix. Additionally, to the extent assets of other clients of the Adviser are managed by Seix, such assets will be taken into account in calculating the fee payable to Seix.
Day-to-day high yield investment decisions for The Fixed Income Opportunity Portfolio are the responsibility of Michael McEachern, President of Seix and Head of the High Yield Group. Mr. McEachern has been Senior High Yield Portfolio Manager and Head of the High Yield Group at Seix and its predecessor firms since June 30, 1997. Before joining Seix, Mr. McEachern was a Vice President of Fixed Income at American General Corp. Michael Rieger is responsible for managing the securitized assets exposure of the Fixed Income Opportunity Portfolio. Mr. Rieger is a Managing Director and Senior Portfolio Manager and focuses primarily on securitized assets including asset backed securities, commercial mortgage backed securities and mortgage related securities. Before joining Seix in 2007, Mr. Rieger was a Managing Director at AIG Global Investments since 2005 and a Vice President from 2002 to 2005.
For its services to The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio Seix receives a fee, based on the average daily net asset value of the assets of the Portfolios under its management at an annual rate of 0.25% of the first $100 million in such Combined Assets (as defined below) of that portion of the Portfolio allocated to Seix and 0.20% of for those Combined Assets exceeding $100 million. For purposes of computing Seix’s fee for the two Portfolios, the term “Combined Assets” shall mean the consolidated total amount of the assets managed by Seix in each of The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio.
Day-to-day investment decisions for The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio are the responsibility of James F. Keegan, Chief Executive Officer, Chief Investment Officer and Head of the Investment Grade Group, and Adrien Webb, CFA, Managing Director and Senior Portfolio Manager. Mr. Keegan has been Chief Investment Officer and Head of the Investment Grade Group since March 2008, when he joined Seix. He became Chief Executive Officer of Seix in July 2010. Before joining Seix, Mr. Keegan was a Senior Vice President at American Century Investments. Mr. Webb has been with Seix and its predecessor firms since 2000. Before joining Seix, Mr. Webb was a Vice President and Portfolio Manager at Conning Asset Management.
The Institutional Small Capitalization Equity Portfolio: (From the Supplement dated November 12, 2010) Effective November 10, 2010, the investment advisory relationship between the Trust and Sterling Johnston Capital Management, L.P. (“Sterling Johnston”) with respect to The Institutional Small Capitalization Equity Portfolios has been terminated. Each of Frontier Capital Management Company, LLC, IronBridge Capital Management LP, Pzena Investment Management, LLC and SSgA Funds Management, Inc. continues to provide investment management services to the Portfolio. All references to Sterling Johnston are hereby deleted from this Prospectus.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
Supplement to Institutional Prospectus for HC Capital Trust